AXA PREMIER VIP TRUST

SUPPLEMENT DATED NOVEMBER 1, 2005 TO THE

PROSPECTUS DATED MAY 1, 2005

This Supplement updates certain information contained in the above-dated Prospectus, as supplemented of AXA Premier VIP Trust (the “Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information about the portfolio managers of RCM Capital Management LLC, one of the Advisers to the AXA Premier VIP Large Cap Growth Portfolio and AXA Premier VIP Health Care Portfolio.

AXA Premier VIP Large Cap Growth Portfolio

The information provided below updates information regarding the portfolio manager of RCM Capital Management LLC (“RCM”), one of the Advisers to the AXA Premier VIP Large Cap Growth Portfolio (“Growth Portfolio”).

Scott A. Migliori and Seth A. Reicher are responsible for the day-to-day management of the portion of the Growth Portfolio allocated to RCM. Mr. Migliori has been a Co-Chief Investment Officer of RCM’s Large Cap Team since November 2004. Mr. Migliori joined RCM as a Senior Portfolio Manager in November 2003. Prior to joining RCM, Mr. Migliori was an equity research analyst and then Co-Manager at Provident Investment Counsel, Inc. from 1995 to October 2003.

Seth A. Reicher has been a Managing Director and Co-Chief Investment Officer of RCM since 2000 and has been a Senior Portfolio Manager since 1997. Mr. Reicher joined RCM as an Analyst in 1993. Prior to joining RCM, Mr. Reicher was an Analyst and then Portfolio Manager at Associated Capital and later Capitalcorp Asset Management from 1986 to 1992.

AXA Premier VIP Health Care Portfolio

The information provided below updates information regarding the portfolio manager of RCM Capital Management LLC (“RCM”), one of the Advisers to the AXA Premier VIP Health Care Portfolio (“Health Care Portfolio”).

Michael A. Dauchot is responsible for the day-to-day management of the portion of the Health Care Portfolio allocated to RCM, effective October 24, 2005. Dr. Dauchot re-joined RCM in 2005 as Senior Analyst and Lead Portfolio Manager. From 2004 through October 2005, he was a Principal and Healthcare Analyst at Pequot Capital Management. From 1999 to 2004 he served as a Senior Analyst and Sector Fund Manager on the Healthcare team at RCM.